SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 1, 1997


                         CONAM REALTY INVESTORS 4 L.P.
                               formerly known as
                        HUTTON/CONAM REALTY INVESTORS 4
             (Exact name of registrant as specified in its charter)



     California                    0-13329                  11-2685746
State or other jurisdiction       Commission               IRS Employer
of incorporation                  File Number            Identification No.



1764 San Diego Avenue
San Diego, CA  92110 Attn.: Robert J. Svatos                92110-1906
Address of principal executive offices                       Zip Code



Registrant's telephone number, including area code (619) 297-6771







Item 4.  Changes in Registrant's Certifying Accountants

Effective December 1, 1997, the Registrant advised Coopers &
Lybrand that it was changing accounting firms and engaged KPMG
Peat Marwick.

Coopers and Lybrand report on the financial statements for the years ended December 31, 1995 and December 31, 1996 contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. There have been no disagreements with Coopers and Lybrand on any matters of accounting principles or practices, financial statement disclosure, or auditing scope procedure.

The Registrant has requested Coopers & Lybrand to provide a letter addressed to the Commission stating whether it agrees with the information disclosed above. Such letter will be filed subsequently by amendment pursuant to paragraph (a)(3) of Item 304 in Regulation S-K.

The decision to change accountants was approved by ConAm Property
Services IV, Ltd, the General Partner of the Registrant.







                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CONAM PROPERTY SERVICES IV, LTD
                         General Partner of ConAm Realty
                         Investors 4 L.P.

                         BY:  CONTINENTAL AMERICAN DEVELOPMENT, INC.
                              General Partner


Date:  December 15, 1997      BY:  /s/Daniel J. Epstein
                              Director, President, and Principal
                              Executive Officer


Date:  December 15, 1997      BY:  /s/Robert J. Svatos
                              Chief Financial Officer